Exhibit 10.2

September 15, 2025

The Brand House Collective, Inc. 5310 Maryland Way
Brentwood, Tennessee 37027
Attn:    Amy Sullivan, President, Chief Executive Officer
W. Michael Madden, Executive Vice President and Chief Financial Officer

Re: Amendment No. 1 to Asset Purchase Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Asset Purchase Agreement, dated as of May 7, 2025 (the “Purchase Agreement”), by and between Bed Bath & Beyond, Inc. (f/k/a Beyond, Inc.), a Delaware corporation (“Purchaser”), and The Brand House Collective Inc., a Tennessee corporation (f/k/a Kirkland’s Inc.) (the “Seller”) (each a “Party”, and together, the “Parties”). Capitalized terms used but not defined herein shall have their respective meaning in the Purchase Agreement.

The Parties hereby acknowledge and agree as follows:

1.Amendment to the Purchase Agreement. Pursuant to and in accordance with Section 10.4 of the Purchase Agreement, notwithstanding anything to the contrary set forth in the Purchase Agreement:

a)“Cash “Payment” as such term is used in the Purchase Agreement shall mean $10,000,000.00; and

b)Section 1.1(a) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following: the Trademarks, Trademark registrations, and Trademark applications set forth on Schedule 1.1(a), as well as all other Trademarks, Trademark registrations and Trademark applications owned by Seller and its Affiliates that are comprised of or contain the element “Kirkland” or any abbreviation, translation, or derivation thereof, together with all statutory and common law rights in any and all of the foregoing, all registrations and applications therefor and all renewals thereof (collectively, the “Acquired Trademarks”), all goodwill associated with, or symbolized by, such Trademarks, and all other rights, priorities and privileges arising therefrom or pertaining thereto, throughout the world

2. Seller Disclosure Schedules. The disclosure schedules required to be delivered by Seller pursuant to the Purchase Agreement and attached hereto as Exhibit A shall constitute the “Seller Disclosure Schedules” for all purposes under the Purchase Agreement.

3. Effect on the Purchase Agreement: This amendment (“Amendment”) constitutes an amendment to the Purchase Agreement, and the Parties hereby agree and acknowledge that this amendment is made in accordance with the requirements thereof. Throughout the Purchase Agreement, references to “Agreement” or similar phrases shall be deemed to refer to the Purchase Agreement, as amended and supplemented by this Amendment. Except as set forth in this Amendment, the Purchase Agreement shall continue in full force and effect in accordance with its terms. If there is conflict between this Amendment and the Purchase Agreement, the terms of this Amendment will prevail.

The validity, interpretation, construction, and enforcement of this Amendment shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to conflict of laws principles. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, .pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

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If this Amendment correctly states our mutual understanding and agreement, please indicate your approval and agreement by executing this Amendment below, as of the date first set forth above, and returning a fully executed copy to the undersigned.

Very truly yours,

Accepted and agreed to as of the date first above written:

THE BRAND HOUSE COLLECTIVE, INC.

By: Andrea K. Courtois
Name: Andrea K. Courtois
Title: Senior Vice President and Chief Financial Officer

Exhibit A

Seller Disclosure Schedule

[Attached.]

SELLER DISCLOSURE SCHEDULE TO THE
ASSET PURCHASE AGREEMENT
DATED AS OF MAY 7, 2025
BY AND BETWEEN
BED BATH & BEYOND, INC. (F/K/A BEYOND, INC.), AS PURCHASER,
AND
THE BRAND HOUSE COLLECTIVE, INC. (F/K/A KIRKLAND’S INC.), AS SELLER

Schedule 1.1
Purchase and Sale of Acquired Assets

(a)

Trademark	Application Number	Application Date	Registration Number	Registration Date	Status	Owner
SIMPLE THINGS BY KIRKLAND’S	88282928	30-JAN-2019	5979530	04-FEB-2020	Registered	The Brand House Collective, Inc.
K (and Design)	87902340	01-MAY-2018	5747217	07-MAY-2019	Registered	The Brand House Collective, Inc.
BRING HAPPINESS HOME.	87884456	19-APR-2018	5875131	01-OCT-2019	Registered	The Brand House Collective, Inc.
KIRKLAND’S	85169225	04-NOV-2010	3992852	12-JUL-2011	Registered	The Brand House Collective, Inc.
KIRKLAND’S HOME	78152914	09-AUG-2002	2769247	30-SEP-2003	Registered	The Brand House Collective, Inc.
KIRKLAND’S OUTLET	78152920	09-AUG-2002	2819618	02-MAR-2004	Registered	The Brand House Collective, Inc.
THE KIRKLAND COLLECTION	75425158	29-JAN-1998	2312426	25-JAN-2000	Registered	The Brand House Collective, Inc.
KIRKLAND’S (and Design)	73628849	06-NOV-1986	1450144	28-JUL-1987	Registered	The Brand House Collective, Inc.
KIRKLAND’S HOME	99173572	07-MAY-2025			Pending	The Brand House Collective, Inc.
KIRKLAND’S HOME	99171620	06-MAY-2025			Pending	The Brand House Collective, Inc.

Trade Names:

1.Kirkland's Briar Patch
2.Kirkland's Home
3.Kirkland's Outlet

1.The Kirkland Collection
2.Kirklands.com
3.Kirkland's Texas Retail, LLC

Common Law Trademarks:
1.Briar Patch
2.Kirkland's, Inc.
3.Kirkland's Stores, Inc.
4.kirkland's.com,inc.
5.kirkland's.com
6.Kirkland's - For Your Home
7.Holiday by Kirkland's
8.Tuscan Gardens by Kirkland's

(b)

1.www.kirklands.com
2.www.kirklandshome.com
3.www.my.kirklands.com
4.www.ir.kirklands.com

Schedule 3.3
Conflicts

None.

Schedule 3.4
Consents

1.The BofA Closing Consent.
2.Consents required under the Amended and Restated Term Loan Credit Agreement, by and among Kirkland’s Stores, Inc., Purchaser and certain other parties named therein (the “Beyond Credit Agreement”).

Schedule 3.5
Title to Properties

1.Encumbrances arising under the Agreement.
2.Encumbrances arising under or in connection with the BofA Credit Agreement
3.Encumbrances arising under or in connection with the Beyond Credit Agreement

Schedule 3.6
Contracts

1.The Amended and Restated Collaboration Agreement, dated as of May 7, 2025, by and between Seller and Purchaser, together with all exhibits and attachments entered into in connection therewith (the “Collaboration Agreement”).
2.In the ordinary course of business, Seller may grant to third party manufacturers and marketing vendors the non-exclusive, limited purpose, right to use or reproduce certain of the Acquired Assets for manufacturing and marketing purposes.

Schedule 3.9
Intellectual Property
(a)

Trademark	Application Number	Application Date	Registration Number	Registration Date	Status	Owner
SIMPLE THINGS BY KIRKLAND’S	88282928	30-JAN-2019	5979530	04-FEB-2020	Registered	The Brand House Collective, Inc.
K (and Design)	87902340	01-MAY-2018	5747217	07-MAY-2019	Registered	The Brand House Collective, Inc.
BRING HAPPINESS HOME.	87884456	19-APR-2018	5875131	01-OCT-2019	Registered	The Brand House Collective, Inc.
KIRKLAND’S	85169225	04-NOV-2010	3992852	12-JUL-2011	Registered	The Brand House Collective, Inc.
KIRKLAND’S HOME	78152914	09-AUG-2002	2769247	30-SEP-2003	Registered	The Brand House Collective, Inc.
KIRKLAND’S OUTLET	78152920	09-AUG-2002	2819618	02-MAR-2004	Registered	The Brand House Collective, Inc.
THE KIRKLAND COLLECTION	75425158	29-JAN-1998	2312426	25-JAN-2000	Registered	The Brand House Collective, Inc.
KIRKLAND’S (and Design)	73628849	06-NOV-1986	1450144	28-JUL-1987	Registered	The Brand House Collective, Inc.
KIRKLAND’S HOME	99173572	07-MAY-2025			Pending	The Brand House Collective, Inc.
KIRKLAND’S HOME	99171620	06-MAY-2025			Pending	The Brand House Collective, Inc.

(c)

1. Encumbrances arising under the Agreement.
2. Encumbrances arising under or in connection with the BofA Credit Agreement
3. Encumbrances arising under or in connection with the Beyond Credit Agreement

(d)
None.
(f)
1. The Agreement.
2. The Collaboration Agreement.
3. Encumbrances arising under the Agreement.
4. Encumbrances arising under or in connection with the BofA Credit Agreement
5. Encumbrances arising under or in connection with the Beyond Credit Agreement
(f)(ii)
None.

Schedule 5.1
Conduct of Business of Seller
None.

Schedule 11.1(b)
Permitted Encumbrances

1.Encumbrances arising under the Agreement.
2.Encumbrances arising under or in connection with the BofA Credit Agreement
3.Encumbrances arising under or in connection with the Beyond Credit Agreement